THIS AMENDING AGREEMENT is effective as of the 6th day of August, 2015.

BETWEEN:

ALFRED MORRA, .

(the "**Creditor**")

AND:

FALCONRIDGE OIL TECHNOLOGIES CORP., a company incorporated in the State of Nevada, with an address at 17-120 West Beaver Creek Rd., Richmond Hill, Ontario, Canada L4B 1L2.

(the "**Company**")

WHEREAS:

A. the Company and the Creditor have previously entered into a management agreement on February 7, 2014 (the "**Management Agreement**"); and

B. the Company and the Creditor wish to make certain amendments to the provisions of the Management Agreement.

NOW THEREFORE THIS AMENDING AGREEMENT WITNESSETH that in consideration for the premises and mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is also hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

1. All capitalized terms not otherwise defined herein shall have the meanings set out in the Share Exchange Agreement, as applicable.

2. Section 2 of the Share Exchange Agreement is deleted in its entirety and replaced with the following:

> Morra will receive the following compensation for provisioning of services under this agreement:
>
> 1. Gross Salary of $7,500 billed monthly at the beginning each month.
> 2. Review of compensation will occur annually.
>
> Morra may defer any or all of the above compensation in which case it will accrue and be provided at a later date and upon demand. In addition, Morra may elect to accept payment of all sums due and past due under this Agreement in Series A Preferred Stock of the Company (the "**Compensation Shares**") in the sole discretion of Morra. The deemed value of the Compensation Shares shall be $0.0025 per Compensation Share.

In addition to the above, Morra will be eligible for stock offerings, warrants, options, and benefits in accordance with his position in the event of a corporate merger, RTO, or the company becomes Listed on a trading exchange.

Payment for Services

Payment for services rendered by Morra may be through billing from a third party corporation providing Morra's services under contract, or through direct employment of Morra by FROT. In the event third party billing / invoicing is initiated, Morra will provide invoicing to FROT detailing services rendered and all applicable taxes will be billed and collected for remittance by the billing entity. In the case of consultant billing, this agreement will be incorporated and remain in force in its entirety, and the payment logistics will be for the purpose of remuneration and payment structuring only. At any time by choice or should it be required by a regulating or government body, Morra may request from FROT or FOC to be placed on standard payroll services.

Morra represents and warrants to, and covenants and agrees with the Company that:

(i) In the case that the Creditor acquired an securities and Compensation Shares from the Company pursuant to this agreement, the Creditor makes such acquisition in reliance upon the Exemption from registration provided by Regulation S of the Securities Act for the private offering of securities;

(ii) the Creditor is eligible to acquire the Compensation Shares from the Company under Regulation S set forth in the Declaration of Regulation S Eligibility, attached hereto as Schedule "A", are true and correct and may be relied upon by the Company; further, all information, representations and warranties contained in this Agreement, or that have been otherwise given to the Company, are correct and complete as of the date hereof, and may be relied upon by the Company;

(iii) the Creditor is aware of the significant economic and other risks involved in in acquiring and/or exercising any Compensation Shares;

(iv) the Creditor has consulted with its own legal advisor as to this Agreement and its eligibility to acquire and/or exercise the Compensation Shares under the laws of its home jurisdiction and acknowledges that the Company have made no effort and takes no responsibility for the consequences to the Creditor as an investor acquiring any Compensation Shares;

(v) no federal or state agency has passed upon, or make any finding or determination as to the fairness of this investment, and that there have been no federal or state agency recommendations or endorsements of the investment made hereunder;

(vi) the Creditor acknowledges that:

(i) there are substantial restrictions on the sale or transferability of any common or preferred shares of the Company acquired pursuant to this Agreement and understands that, although the Company is a reporting company, the Creditor would be purchasing unregistered securities;

(ii) the Creditor may not be able to liquidate this investment in the event of any financial emergency and will be required to bear the economic risk of this investment for a lengthy or even indefinite period of time;

(iii) the Company is not contractually obligated to register under the Securities Act any of the Compensation Shares acquired upon an exercise of the Conversion Right; and

(iv) any of the Compensation Shares acquired by the Creditor may never be sold or otherwise transferred without registration under the *Securities Act of 1933*, as amended, unless an exemption from registration is available.

(vii) the Creditor, alone or with its advisor, has enough knowledge and experience in financial and business matters to make it capable of evaluating the merits and risks of investing in the Company;

(viii) the Creditor understands that any Certificates representing Compensation Shares acquired by the Creditor upon exercise of the Conversion Right will have a resale legend on them that will read substantially as follows:

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN

EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

3. Schedule "A" attached hereto this Agreement is appended as Schedule "A" to the Share Exchange Agreement.

4. In all other respects the terms and conditions of the Share Exchange Agreement shall continue in full force and effect and the parties hereby agrees and confirms that the Share Exchange Agreement is in good standing and each of the parties hereto is not in default of any of its obligations under the Share Exchange Agreement.

5. Each of the parties hereto agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances as may be required in order to carry out the true intent and meaning of this Amending Agreement.

6. This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their successors and permitted assigns, as the case may be.

7. The Creditor acknowledges that:

   (a) W.L. Macdonald Law Corporation received instructions from the Company and does not represent the Creditor;

   (b) the Creditor has been requested to obtain its own independent legal advice on this Amending Agreement prior to signing this Amending Agreement;

   (c) the Creditor has been given adequate time to obtain independent legal advice;

   (d) by signing this Amending Agreement, the Creditor confirms that it fully understand this Amending Agreement; and

   (e) by signing this Amending Agreement without first obtaining independent legal advice, the Creditor waives its respective right to obtain independent legal advice.

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8. This Amending Agreement may be executed in counterparts and by electronic or facsimile transmission, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have executed this Amending Agreement as of the day and year first above written.

If an individual, then signed, sealed and delivered by Mark Pellicane in the presence of:	))	**THE CREDITOR**
Signature of Witness	)))))	Signature
Carl Meaney Name of Witness	))	Alfred Morra Print name

THE COMPANY:

Per: Mark Pellicane
Title: President

SCHEDULE "A"

DECLARATION OF REGULATION S ELIGIBILITY

Regulation S of the United States Securities Act of 1933, as amended ("**Securities Act**") is available for the use of non-U.S. Persons only. This Declaration must be answered fully and returned to **Falconridge Oil Techonologies Corp.** (the "**Company**") to ensure the Company is in compliance with the Securities Act in connection with the proposed acquisition of securities of the Company (the "**Securities**") by the Shareholder (as defined below). All information will be held in the strictest confidence and used only to determine investor status. No information will be disclosed other than as required by law or regulation, other demand by proper legal process or in litigation involving the Company or its affiliates, controlling persons, officers, directors, partners, employees, shareholders, attorneys or agents.

In order to induce the Company and W.L. Macdonald Law Corporation to effect the issuance of securities, I, Alfred Morra (the "**Shareholder**"),

HEREBY AFFIRM AND DECLARE THAT:

1. The Shareholder is not a "US Person," as such term is defined in Rule 902(k) of Regulation S which, without restricting the generality of such definition, includes

   (a) a natural person resident in the United States,

   (b) a partnership or corporation organized or incorporated under the laws of the United States,

   (c) an estate of which any executor or administrator is a U.S. Person,

   (d) a trust of which any trustee is a U.S. Person,

   (e) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of a U.S. Person,

   (f) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States, and

   (g) a partnership or corporation if

      (i) organized or incorporated under the laws of any foreign jurisdiction, and

      (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by 'Accredited Investors' who are not natural persons, estates or trusts..

2. The Shareholder is not purchasing the Securities for the benefit of a US Person.

3. The Shareholder is not purchasing the Securities in the name of a company incorporated in the United States of America or for the benefit of a company incorporated in the United States of America.

4. The Shareholder is not purchasing the Securities in its capacity as trustee for a U.S.-based trust.

5. The Shareholder is not purchasing the securities in its capacity as an executor or administrator of the estate of a U.S. resident.

6. The Shareholder is not a U.S. resident purchasing the Securities through a brokerage account located outside of the United States of America, nor is it using a non-U.S. brokerage account to purchase the Securities for the benefit of individuals or corporate entities resident within the United States of America.

7. The Shareholder is not purchasing the Securities as part of a transaction or series of transactions that, although in technical compliance with the provisions of Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act and will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Securities Act.

8. The Shareholder is purchasing the Securities as an investment and not with a view towards resale.

9. It has been called to the Shareholder's attention that this investment involves a high degree of risk, and no assurances are or have been made regarding the economic advantages, if any, which may inure to its benefit. The economic benefit from an investment in the Securities depends on the ability of the Company to successfully conduct its business activities. The accomplishment of such goals in turn depends on many factors beyond the control of the Company or its management. Accordingly, the suitability for any particular investor in the Securities will depend upon, among other things, such investor's investment objectives and such investor's ability to accept speculative risks, including the risk of a total loss of investment in the Securities. The Shareholder's advisor(s), if any, and the Shareholder have carefully reviewed and understand the risk of, and other considerations relating to, an investment in the securities.

10. The Shareholder is able to bear the economic risks of this investment, is able to hold the Securities for an indefinite period of time, and has sufficient net worth to sustain a loss of the entire investment in the Company in the event such loss should occur.

11. The Company has answered all inquiries that the Shareholder has made of it concerning the Company or any other matters relating to the business and proposed operation of the Company and the offer and sale of the Securities.

12. The Shareholder will offer, sell or otherwise transfer the Securities only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to

any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

13. To the Shareholder's knowledge, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any "directed selling efforts" in the United States as the term "directed selling efforts" is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the securities. To the Shareholder's knowledge, without having made any independent investigation, the securities were not offered to it through, and the Shareholder is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

14. The Shareholder is permitted to purchase the Securities under the laws of its home jurisdiction.

15. The Shareholder has been independently advised as to the applicable holding period imposed in respect of the Securities by securities legislation in the jurisdiction in which it resides and confirms that no representation has been made respecting the applicable holding periods for the Securities in such jurisdiction and is aware of the risks and other characteristics of the Securities and of the fact that holders of such Securities may not be able to resell such Securities except in accordance with applicable securities legislation and regulatory policy.

16. The Shareholder understands that if it knowingly and willingly makes false statements as to eligibility to purchase or resell securities under Regulation S, it may become subject to civil and criminal proceedings being taken by the United States Securities and Exchange Commission.

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17. The Shareholder has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The Shareholder understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the securities under the Securities Act, and the provisions of relevant state securities laws.

DATED: ________________________, 201___.

Witnessed by:	)	
	)	
________________________________	)	____________________________
	)	***Signature***
	)	
________________________________	)	
Address	)	Alfred Morra
	)	***(Please print name)***
________________________________	)	